SCHEDULE 14A

     UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ‘SS’ 240.14a-12

FORT DEARBORN INCOME SECURITIES, INC.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:
(2)      Aggregate number of securities to which transaction applies:
(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange
          Act Rule 0-11 (set forth the amount on which the filing fee is calculated state how it was determined):
(4)      Proposed maximum aggregate value of transaction:
(5)      Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2)
and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing Party:
(4)      Date Filed:

FORT DEARBORN INCOME SECURITIES, INC.

_______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS DECEMBER 5, 2008 _______________

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Fort Dearborn Income Securities, Inc. (the “Fund”) will be held on Friday, December 5, 2008 at 1:00 p.m., Central Time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606 for the following purposes:

     (1) To elect four (4) directors to serve until the annual meeting of shareholders in 2009, or until their successors are elected and qualified or until they resign or are otherwise removed;

     (2) To consider, if properly presented, a shareholder proposal; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on October 6, 2008. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

     A dissident shareholder has indicated his intention to file a proxy statement to elect his own nominees to the Board of the Fund at the Meeting, Your vote is extremely important, especially in light of the dissident nominees and the shareholder proposal, both of which are unanimously opposed by your Fund’s Board. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board’s nominees (Proposal 1) and AGAINST the shareholder proposal (Proposal 2) by promptly completing, signing, dating and returning the enclosed white proxy card.

By order of the Board of Directors, MARK F. KEMPER SECRETARY

October 13, 2008 One North Wacker Drive Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT, “AGAINST” THE SHAREHOLDER PROPOSAL, AND IN THE PROXIES’ DISCRETION, EITHER “FOR” OR “AGAINST” ANY OTHER BUSINESS THAT MAY PROPERLY ARISE AT THE ANNUAL MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION VALID SIGNATURE

Corporate Accounts

(1)	ABC Corp	ABC Corp.
John Doe, Treasurer
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1)	The XYZ Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General
Partner

Trust Accounts

(1)	ABC Trust Account	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr.
UGMA/UTMA		John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

FORT DEARBORN INCOME SECURITIES, INC. ONE NORTH WACKER DRIVE CHICAGO, ILLINOIS 60606 _______________

PROXY STATEMENT _______________

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2008

     This proxy statement is furnished to the shareholders of Fort Dearborn Income Securities, Inc. (the “Fund”) in connection with the Board of Directors’ solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on December 5, 2008, at 1:00 p.m., Central Time, at the principal executive offices of the Fund at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about October 13, 2008.

     A majority of the shares outstanding and entitled to vote on October 6, 2008 represented in person or by proxy, must be present to establish a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. In the event that a quorum is not present at the annual meeting, shareholders present in person or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. If the meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

1

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the four nominees for director named herein, AGAINST the shareholder proposal described herein, and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting, including questions of adjournment. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund’s Secretary at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. If your shares are held by your bank or broker, then in order to vote in person at the meeting, you will need to obtain a “Legal Proxy” from your bank or broker and present it to the Inspector of Election at the meeting. In the event that the election of Directors is contested, the Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by New York Stock Exchange rules to vote on the election of Directors on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

     As of the record date, October 6, 2008, the Fund had 8,775,665 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas), Inc. (“UBS Global AM”), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote. The Fund has made arrangements with Georgeson Inc. to assist with solicitation of proxies, as described in the section below entitled, “Solicitation of Proxies.”

     UBS Global AM serves as the Fund’s investment advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at One North Wacker Drive, Chicago, Illinois 60606. The principal offices of UBS AG are Bahnhofstrasse 45, Zurich, Switzerland and Aeschenplatz 1, 4052 Basel, Switzerland.

     THE FUND IS SENDING TO SHAREHOLDERS, IN A SEPARATE MAILING, THE FUND’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2008. YOU MAY OBTAIN, WITHOUT CHARGE, ADDITIONAL COPIES OF THE FUND’S ANNUAL REPORT AND SEMI-ANNUAL REPORT BY: (1) WRITTEN REQUEST TO: UBS GLOBAL ASSET MANAGEMENT (AMERICAS), INC., ATTN: MARK F. KEMPER, ONE NORTH WACKER DRIVE, CHICAGO, ILLINOIS 60606; OR (2) CALLING THE FUND’S TOLL-FREE NUMBER: 1-800-647 1568.

PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the four nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of

2

shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected director at the Fund’s December 2007 Annual Meeting of Shareholders. As described more fully below, these nominees have significant experience managing investment vehicles. All of the Fund’s nominees have been Fund directors for numerous years, and are also on the Boards of other funds managed by UBS Global AM. They have had experience as senior officers and directors of major business corporations and other investment advisors.

     Directors are elected by a plurality vote of shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Directors, including those who are not “interested persons” of the Fund as that term is defined by the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Directors”), shall be elected by the affirmative vote of the holders of a majority of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the directors or nominees beneficially owned 1% or more of the Fund’s common stock and none of the executive officers beneficially owned any shares of the Fund’s common stock as of October 6, 2008. In addition, the directors and executive officers, as a group, beneficially owned less than 1% of the outstanding common stock of the Fund as of October 6, 2008.

     Listed in the table below, for each nominee, is a brief description of the nominee’s experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

SHARES
				NUMBER OF		BENEFICIALLY
				PORTFOLIOS		OWNED
			PRINCIPAL	IN FUND	OTHER	DIRECTLY OR
	POSITION(S)	LENGTH	OCCUPATION(S)	COMPLEX	DIRECTORSHIPS INDIRECTLY AT
NAME, AGE, AND	HELD WITH	OF TIME	DURING PAST 5	OVERSEEN BY	HELD BY	OCTOBER 6,
ADDRESS	FUND	SERVED	YEARS	NOMINEE	NOMINEE	2008

INDEPENDENT	Director	Since	Ms. Cepeda is	Ms. Cepeda is a	Ms. Cepeda is a	[ ]
DIRECTORS:		2000	founder and	director or	director of the MGI
Adela Cepeda; 50			president of A.C.	trustee of four	Funds (7 portfolios)
A.C. Advisory, Inc.			Advisory, Inc.	investment	(since 2005) and a
161 No. Clark Street,			(since 1995).	companies	director of
Suite 4975				(consisting of 56	Amalgamated Bank
Chicago, IL 60601				portfolios) for	of Chicago.
which UBS
Global AM or
one of its
affiliates serves
as investment
advisor, sub-
advisor or
manager.

Frank K. Reilly; 72	Chairman and	Since	Mr. Reilly is a	Mr. Reilly is a	Mr. Reilly is a	[ ]
Mendoza College of	Director	1992	Professor at the	director or	director of Discover
Business			University of Notre	trustee of four	Bank, a subsidiary
University of Notre			Dame (since 1982).	investment	of Discover
Dame				companies	Financial Services.
Notre Dame, IN				(consisting of 56

3

SHARES
				NUMBER OF		BENEFICIALLY
				PORTFOLIOS		OWNED
			PRINCIPAL	IN FUND	OTHER	DIRECTLY OR
	POSITION(S)	LENGTH	OCCUPATION(S)	COMPLEX	DIRECTORSHIPS	INDIRECTLY AT
NAME, AGE, AND	HELD WITH	OF TIME	DURING PAST 5	OVERSEEN BY	HELD BY	OCTOBER 6,
ADDRESS	FUND	SERVED	YEARS	NOMINEE	NOMINEE	2008

46556-5649				portfolios), for
which UBS
Global AM or
one of its
affiliates serves
as investment
advisor, sub-
advisor or
manager.

Edward M. Roob; 74	Director	Since	Mr. Roob is retired	Mr. Roob is a	None	[ ]
841 Woodbine Lane		1993	(since 1993).	director or
Northbrook, IL 60002				trustee of four
investment
companies
(consisting of 56
portfolios), for
which UBS
Global AM or
one of its
affiliates serves
as investment
advisor, sub-
advisor or
manager.

J. Mikesell Thomas;	Director	Since	Mr. Thomas is the	Mr. Thomas is a	Mr. Thomas is a	[ ]
57		2002	former President	director or	director and
1353 Astor Street			and CEO of	trustee of four	chairman of the
Chicago, IL 60610			Federal Home	investment	Audit Committee
			Loan Bank of	companies	for Evanston
			Chicago (2004 to	(consisting of 56	Northwestern
			March 2008). Mr.	portfolios) for	Healthcare.
			Thomas was an	which UBS
			independent	Global AM or
			financial advisor	one of its
			(2001-2004).	affiliates serves
as investment
advisor, sub-
advisor or
manager.

     Each Independent Director receives from the Fund for his or her service to the Fund, an annual retainer of $5,000 for serving as a board member, a $2,000 retainer for serving as an Audit Committee member, and a $2,000 retainer for serving as a Nominating, Compensation and Governance Committee member. In addition, the Chairman of the Board, for serving as Chairman of the Board, the Chairman of the Audit Committee, for serving as Chairman of the Audit Committee and the Chairman of the Nominating Committee, for serving as Chairman of the Nominating Committee, receive, from the Fund for his or her service to the Fund, an annual retainer of $2,000, $1,500 and $1,000, respectively. Each Independent Director also will receive from the Fund $500 for each regular Board meeting (and each in-person special meeting) actually attended. The Fund reimburses each Director and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings. No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a Board member or officer.

COMPENSATION TABLE+

4

		PENSION OR
		RETIREMENT	TOTAL
		BENEFITS	COMPENSATION
	AGGREGATE	ACCRUED AS	FROM THE FUND
	COMPENSATION	PART OF FUND	AND THE FUND
NAME OF PERSON, POSITION	FROM THE FUND*	EXPENSES	COMPLEX**

Adela Cepeda, Director	$6,624	N/A	$123,500
Frank K. Reilly, Director and Chairman	8,283	N/A	144,500
Edward M. Roob, Director	6,624	N/A	127,500
J. Mikesell Thomas, Director***	6,994	N/A	125,850

___________________

+        Only Independent Directors are compensated by the Fund.

*	Represents fees paid to each director for service on the Board during the fiscal year ended September 30, 2008.

**	Represents fees paid for services during the fiscal year ended September 30, 2008 to each Board member by four investment companies for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. The Fund does not have a bonus, pension, profit sharing or retirement plan.

***	These amounts include compensation paid to Mr. Thomas for his service as the liaison for the Board of Directors for purposes of the UBS Global AM (Americas) Profitability Working Group.

NOMINEE OWNERSHIP OF FUND SHARES

AGGREGATE DOLLAR RANGE OF EQUITY
SECURITIES IN ALL REGISTERED INVESTMENT
COMPANIES OVERSEEN BY NOMINEE FOR
	DOLLAR RANGE OF	WHICH UBS GLOBAL AM OR AN AFFILIATE
	EQUITY SECURITIES	SERVES AS INVESTMENT ADVISOR,
NOMINEE	IN FUND +	SUB-ADVISOR OR MANAGER +

INDEPENDENT
DIRECTORS:
Adela Cepeda	[ ]	[ ]
Frank K. Reilly	[ ]	[ ]
Edward M. Roob	[ ]	[ ]
J. Mikesell Thomas	[ ]	[ ]

________
+ Information regarding ownership of shares of the Fund is as of October 6, 2008; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2007.

     As of December 31, 2007, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

     A dissident shareholder has indicated its intention to elect its own nominees to the Fund’s Board of Directors at the Meeting. The dissident shareholder has also stated that it wants to

5

terminate the Fund’s investment advisory agreement with UBS Global AM (as described in the description of Proposal 2 below). If the dissident nominees are elected, the Fund’s current Board strongly believes that your Fund’s investment advisory agreement with UBS Global AM would be terminated – stripping the Fund of the resources and expertise of UBS Global AM, which has been the Fund’s investment advisor for over 35 years, and potentially leaving the Fund without the capacity to manage its portfolio, conduct research, or pursue trades.

     As discussed in Proposal 2 below, the Fund’s current Board believes that it is in shareholders’ best interests to continue the Fund’s investment advisory relationship with UBS Global AM. As a result, the Fund’s current Board intends to vigorously contest the election of the dissident nominees. We urge you to vote FOR your Board’s nominees by promptly completing, signing, dating and returning the enclosed white proxy card.

PROPOSAL 2. A SHAREHOLDER PROPOSAL

     A shareholder (the “Shareholder Proponent”) has submitted the following proposal (the “Shareholder Proposal”) to be included in this proxy statement:

                        RESOLVED: The investment advisory agreement between UBS Global Asset Management (Americas), Inc. and Fort Dearborn Income Securities, Inc. shall be terminated.

     Section 15(a)(3) of the 1940 Act provides that a shareholder proposal to terminate the advisory agreement requires the “vote of a majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to be “the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less.”

OPPOSITION STATEMENT OF FORT DEARBORN INCOME SECURITIES, INC.

     Your Fund's Board opposes the Shareholder Proposal and believes it is in your best interests to maintain your Fund's investment advisory agreement with UBS Global Asset Management (Americas), Inc. ("UBS Global AM" or the "Advisor"). UBS Global AM has delivered consistently strong market returns to Fund investors over time. The Board believes strongly that your Fund receives significant benefits from its continued investment advisory relationship with UBS Global AM, but would not be able to provide the same benefits to shareholders if the investment advisory agreement with UBS Global AM is terminated. The Board therefore recommends that shareholders vote AGAINST the Shareholder Proposal.

Reasons for the Board's Recommendation

     Your Fund's Board has reviewed and considered the Shareholder Proposal but believes that it is not in the best interests of the Fund and its shareholders. For the reasons discussed below, the

6

Board believes that the Fund's shareholders are best served by voting AGAINST the Shareholder Proposal.

1. Your Fund's Competitive Performance

     Your Fund’s Board believes that the Fund's investment approach and long-term market price performance has benefited shareholders. With UBS Global AM as your Fund’s investment advisor, your Fund's long-term performance at market price has been consistently competitive, both in absolute terms and relative to its Lipper peer group and benchmark indices, as shown in the table below:

Fort Dearborn Income Securities, Inc. as of September 30, 2008

Average Annual Total Return[1]	1-Year	3-Year	5-Year	10-Year

Fund Return Based on Change in	-0.62%	1.88%	3.55%	4.97%
Market Price[2]

Fund Return Based on Change in	-6.60%	0.29%	2.01%	4.43%
Net Asset Value[3]

Investment Grade Bond Index[4]	-4.07%	0.81%	2.56%	4.84%

Lipper Corporate Debt Funds BBB-	-7.48%	0.17%	2.42%	4.53%
Rated (NAV)[5]

Lipper Corporate Debt Funds BBB-	-15.39%	-3.18%	0.47%	3.71%
Rated (Market Price)[5]

Rank in Lipper Category	10 out of	9 out of 20	11 out of	6 out of 12
Based on Change in NAV[5]	21		18

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

_________________________________

(1)	Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2)	Source: Lipper Inc. Assumes reinvestment of distributions based on the Dividend Reinvestment Plan.

(3)	Source: Lipper Inc. Assumes reinvestment of distributions based on net asset value.

(4)	Index composition, 12/31/81 - present: 5% Lehman Brothers US Agency Index (7+ years); 75% Lehman Brothers US Credit Index (7+ years); 10% Lehman Brothers US Mortgage Fixed Rate MBS Index (all maturities); 10% Lehman Brothers US Treasury Index (7+ years).

(5)	Source: Lipper Inc.

7

     UBS Global AM has consistently provided your Fund with solid long-term investment performance, which leads the Board to recommend that shareholders continue the Fund’s investment advisory relationship with UBS Global AM and vote AGAINST the Shareholder Proposal.

2. Your Fund Benefits from the Consistent and Continuous Management of UBS Global AM

     UBS Global AM and its predecessors have managed your Fund consistently for over 35 years, since its inception, with the goal of providing long-term shareholders with a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. UBS Global AM has continuously managed your Fund over the years using a proven management style with an experienced management team. This has benefited Fund shareholders year in and year out providing steady, uninterrupted management, which in turn, has reduced potential expenses attributable to changes in fund management.

     Fund shareholders also benefit from the experience and resources of the Advisor. As of June 30, 2008, the Advisor had approximately $160 billion in assets under management. Moreover, the Advisor is an indirect, wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $741 billion in assets under management worldwide as of June 30, 2008. The Advisor's expertise and resources enable it to provide your Fund with first rate research, trading, and investment management support. Michael G. Dow, your Fund's lead portfolio manager, is Head of US Long Duration Fixed Income Investments at UBS Global AM and has more than 18 years of investment industry experience.

     The extensive experience of the Advisor has contributed to the long-term success of your Fund. Your Fund’s Board therefore believes that it is in the best interest of the Fund and its shareholders to retain UBS Global AM as the Fund’s investment adviser, and recommends voting AGAINST the Shareholder Proposal.

3. The Shareholder Proposal Is Incomplete

     Your Fund's Board also opposes the Shareholder Proposal because it offers no viable alternative if UBS Global AM is removed as your Fund’s investment adviser, raising the possibility that your Fund could be orphaned without any adviser at all. If the Shareholder Proposal is approved, your Fund will have no investment adviser, making it impossible for your Fund to carry out any portfolio management, research or trading – your Fund’s investment program would be completely paralyzed. Your Fund's Board would, of course, use its best efforts to avoid this catastrophe by searching for a replacement investment adviser that would be willing and able to manage the Fund. There is no guarantee, however, that the Fund’s Board would be able to find and retain a qualified investment adviser that would agree to assume the management of your Fund for a reasonable cost.

     The Shareholder Proposal also ignores the significant expenses that the Fund and its shareholders could incur in replacing UBS Global AM. Not only could the search process for a replacement investment adviser itself prove costly, but your Fund may be further forced to pay higher advisory fees to attract a replacement adviser that is qualified and willing to manage the Fund. Your

8

Fund’s expenses could also increase if it must bear the replacement adviser’s costs of establishing portfolio management, research, and trading facilities dedicated to the Fund – resources that UBS Global AM already provides. Your Fund’s costs could escalate even further depending on other integration expenses that come with a replacement investment adviser, such as obtaining shareholder approval of a new investment advisory agreement with a replacement investment adviser or increased portfolio turnover from a replacement investment adviser implementing its new strategy.

     Contrary to the Shareholder Proponent’s assertion that terminating UBS Global AM as the Fund’s adviser would have a positive effect on your Fund’s market share price, the Board is concerned that the uncertainty surrounding a dismissal of UBS Global AM could seriously undermine your Fund’s market share price. In light of these significant management continuity and expense issues, the Board believes that the Shareholder Proposal is not in the best interest of the Fund’s shareholders. The Board therefore recommends that Fund shareholders vote AGAINST the Shareholder Proposal.

4. Your Fund's Discount is Consistent with Other Closed-End Funds

     As with most other closed-end funds within the Fund’s Lipper peer group, the market price of the Fund's shares often trades at a lower price than the Fund's NAV per share. That is, the Fund's shares often trade at a discount. As of September 30, 2008, the median discount for Lipper Corporate Debt BBB-Rated closed end funds peer group was -14.7% and the average discount for that group was -14.8%, compared to the Fund's discount of -6.4% . (Source: Lipper Inc.). The Fund's discount is thus in line with that currently experienced by similar corporate bond closed-end funds generally. Accordingly, the Board believes that the presence of a discount should not, by itself, necessitate the drastic step of terminating your Fund's investment advisory agreement with UBS Global AM. Given your Fund’s consistently solid returns at market price and NAV, your Fund's Board believes it would be unwise to terminate the investment advisory agreement with UBS Global AM based on factors wholly unrelated to the Advisor’s long-term investment performance. The Board therefore recommends that the Fund’s shareholders vote AGAINST the Shareholder Proposal.

Conclusion

     For the reasons stated above, the Board recommends that Shareholders vote AGAINST the Shareholder Proposal.

SUPPORTING STATEMENT OF THE SHAREHOLDER PROPONENT

     Many closed-end funds are trading at a premium to their net asset value ("NAV"). However, neither the Board of Directors of Fort Dearborn Income Securities, Inc. (the "Fund") nor the adviser, UBS Global Asset Management (Americas), Inc., has taken effective steps to help provide shareholders of this Fund with such an opportunity for increased value. To the contrary, for many years this Fund has instead continued to sell at a persistent discount to its NAV. This shareholder proposal to terminate the investment advisory agreement with UBS Global Asset Management (Americas), Inc. may be the only type of shareholder proposal that the Board cannot legally ignore. If the existing advisory agreement is terminated by this shareholder proposal, the Board could be forced

9

to take action that may lead to a significant increase in the market value of shares of the Fund, to the direct benefit of its shareholders.

________________________________

     The Shareholder Proponent is Ralph W. Bradshaw, One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Neither the Fund, its Board of Directors nor management is responsible for the contents of the Shareholder Proposal or the Supporting Statement of the Shareholder Proponent.

10

ADDITIONAL INFORMATION

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund’s financial statements for the fiscal year ended September 30, 2008, were audited by Ernst & Young LLP (“Ernst & Young”), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young’s independence. In the past two fiscal years, the Audit Committee did not approve any services provided by Ernst & Young pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2009. Ernst & Young has been the Fund’s independent registered public accounting firm since the fiscal year ended September 30, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     For the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate Ernst & Young audit fees for professional services rendered to the Fund were approximately $35,000 and $34,350, respectively.

     Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

     In each of the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

     Fees included in the audit-related fees category are those associated with the reading and providing comments on the semi-annual statements.

     There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

TAX FEES

11

     In each of the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Fund were approximately $4,440 and $4,150, respectively.

     Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

     There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

ALL OTHER FEES

     In each of the fiscal years ended September 30, 2008 and September 30, 2007, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Fund.

     Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

     There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund’s investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

12

(b)	To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser (“adviser affiliate”) and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre- approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Fund’s independent auditor to the Fund’s investment adviser or any adviser affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

AGGREGATE NON-AUDIT FEES

     For the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate non-audit fees billed by Ernst & Young of $211,849 and $6,650, respectively, included non-audit services rendered on behalf of the Fund of $6,940 and $6,650, respectively, and non-audit services rendered on behalf of the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund of $204,909 and $0, respectively.

     The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young’s independence.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

     The Board of Directors (the “Board”) of the Fund met seven times during the fiscal year ended September 30, 2008. Each director attended 75% or more of the Board meetings during the last fiscal year. In addition, no directors attended less than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees on which such director served during the fiscal year ended September 30, 2008.

13

     The Fund’s directors are not required to attend the Fund’s annual meetings. All four of the directors attended the annual meeting of shareholders in 2007.

     The Board has established an Audit Committee that acts pursuant to a written charter (“Audit Committee Charter”) and is responsible for, among other things: (i) selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm; (ii) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audits thereof; and (iv) acting as a liaison between the Fund’s independent registered public accounting firm and the full Board of Directors. A copy of the Audit Committee Charter is available on the Fund’s website at www.ubs.com. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors’ independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2008. The Audit Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds. Each member of the Fund’s Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met five times during the fiscal year ended September 30, 2008.

     The Board has also established a Nominating, Compensation and Governance Committee that acts pursuant to a written charter (“Nominating, Compensation and Governance Committee Charter”). The Nominating, Compensation and Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional independent directors of the Board, periodically reviewing the composition of the Board, periodically reviewing Board governance procedures and recommending any appropriate changes thereto and periodically reviewing the compensation structure for independent directors. A copy of the Nominating, Compensation and Governance Committee Charter is filed as Appendix A. The Nominating, Compensation and Governance Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom is an “interested person” for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating, Compensation and Governance Committee met four times during the fiscal year ended September 30, 2008.

     In nominating candidates, the Nominating, Compensation and Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating, Compensation and Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the applicable independence and

14

experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor of the Fund, other Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     While the Nominating, Compensation and Governance Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are independent board members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, care of the Secretary of the Fund at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.

     The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

     Shareholders may send other communications to the Board by sending a letter to the chairperson of the Board of Directors, Mr. Frank K. Reilly, care of the Secretary of the Fund at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. The chairperson of the Board of Directors will relay shareholder communications to the other Board members.

EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund’s officers currently receives any compensation from the Fund. The executive officers of the Fund are:

15

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED

Joseph J. Allessie*; 43	Vice President and	Since 2005	Mr. Allessie is an
	Assistant Secretary		executive director (since
2008) (prior to which he
was a director) and
deputy general counsel
(since 2005) at UBS
Global Asset
Management (US) Inc.
and UBS Global AM
(collectively, “UBS
Global AM—Americas
region”). Prior to joining
UBS Global AM—
Americas region, he
was senior vice
president and general
counsel of Kenmar
Advisory corp. (from
2004 to 2005). Prior to
that, Mr. Allessie was
general counsel and
secretary of GAM USA
Inc., GAM Investments,
GAM Services, GAM
Funds, Inc. and the
GAM Avalon Funds
(from 1999 to 2004).
Mr. Allessie is a vice
president and assistant
secretary of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM or one
of its affiliates serves as
investment advisor, sub-
advisor or manager.

Thomas Disbrow*; 42	Vice President,	Since 2000	Mr. Disbrow is an
	Treasurer, and	(Vice	executive director (since
	Principal Accounting	President)	2007) (prior to which he
	Officer	and	was a director) and
		since 2006	head of US mutual fund
		(Treasurer and	treasury administration
		Principal	department (since 2006)

16

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED
		Accounting	of UBS Global AM—
		Officer)	Americas region. Mr.
Disbrow is vice
president, treasurer and
principal accounting
officer of 21 investment
companies (consisting
of 105 portfolios) for
which UBS Global AM
or one of its affiliates
serves as investment
advisor, sub-advisor or
manager.

Michael J. Flook*; 43	Vice President and	Since 2006	Mr. Flook is an
	Assistant Treasurer		associate director and
senior manager of the
US mutual fund treasury
administration
department of UBS
Global AM—Americas
region (since 2006).
Prior to joining UBS
Global AM—Americas
region, he was a senior
manager with The
Reserve (asset
management firm) from
May 2005 to May 2006.
Prior to that he was a
senior manager with
PFPC Worldwide since
October 2000. Mr.
Flook is a vice president
and assistant treasurer
21 investment
companies (consisting
of 105 portfolios) for
which UBS Global AM
or one of its affiliates
serve as investment
advisor, sub-advisor or
manager.

Mark F. Kemper**; 50	Vice President	Since 1999	Mr. Kemper is general
	and Secretary	and 2004,	counsel of UBS Global

17

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED
		respectively	AM—Americas region
(since 2004). Mr.
Kemper is also a
managing director of
UBS Global AM—
Americas region (since
2006); He was deputy
general counsel of UBS
Global AM from July
2001 to July 2004. He
has been secretary of
UBS Global AM—
Americas since 1999
and assistant secretary
of UBS Global Asset
Management Trust
Company since 1993.
Mr. Kemper is secretary
of UBS Global AM—
Americas region (since
2004). Mr. Kemper is
vice president and
secretary of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM or one
of its affiliates serves as
investment advisor, sub-
advisor or manager.

Joanne M. Kilkeary*; 40	Vice President and	Since 2006	Ms. Kilkeary is a
	Assistant Treasurer		director (since 2005)
and a senior manager
(since 2004) of the US
mutual fund treasury
administration
department of UBS
Global AM—Americas
region. Ms. Kilkeary is
a vice president and
assistant treasurer of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM or one

18

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED
of its affiliates serves as
investment advisor, sub-
advisor or manager.

Tammie Lee*; 37	Vice President and	Since 2005	Ms. Lee is a director
	Assistant Secretary		and associate general
counsel of UBS Global
AM—Americas region
(since 2005). Prior to
joining UBS Global
AM—Americas region,
she was vice president
and counsel at
Deutsche Asset
Management/Scudder
Investments from 2003
to 2005. Prior to that,
she was assistant vice
president and counsel
at Deutsche Asset
Management/Scudder
Investments from 2000
to 2003. Ms. Lee is a
vice president and
assistant secretary of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM or one
of its affiliates serves as
investment advisor, sub-
advisor or manager.

Steven LeMire*; 39	Vice President and	Since 2007	Mr. LeMire is a director
	Assistant Treasurer		and senior manager of
the US mutual fund
treasury administration
department of UBS
Global AM—Americas
region (since October
2007). Prior to joining
UBS Global AM—
Americas region, he
was an independent
consultant with Third
River Capital, LLC

19

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED
(formerly Two Rivers
Capital, LLC) (from
2005 to 2007). Prior to
that, he was vice
president of operations
and fund administration
with Oberweis Asset
Management, Inc. (from
1997 to 2005). Mr.
LeMire is a vice
president and assistant
treasurer of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM—
Americas region or one
of its affiliates serves as
investment advisor, sub-
advisor or manager.

Joseph McGill*; 46	Vice President and	Since 2004	Mr. McGill is a
	Chief Compliance		managing director
	Officer		(since 2006) and chief
compliance officer
(since 2003) at UBS
Global AM—Americas
region. Prior to joining
UBS Global AM—
Americas region, he
was assistant general
counsel at J.P. Morgan
Investment
Management (from
1999 to 2003). Mr.
McGill is a vice
president and chief
compliance officer of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM or one
of its affiliates serves as
investment advisor, sub-
advisor or manager.

20

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED
Nancy Osborn*; 42	Vice President and	Since 2007	Ms. Osborn is an
	Assistant Treasurer		associate director and a
senior manager of the
US mutual fund treasury
administration
department of UBS
Global AM—Americas
region (since 2006).
Prior to joining UBS
Global AM—Americas
region, she was an
Assistant Vice President
with Brown Brothers
Harriman since April
1996. Ms. Osborn is a
vice president and
assistant treasurer of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM or one
of its affiliates serves as
investment advisor, sub-
advisor or manager.

Eric Sanders*; 43	Vice President and	Since 2005	Mr. Sanders is a
	Assistant Secretary		director and associate
general counsel of UBS
Global AM— Americas
region (since 2005).
From 1996 until June
2005, he held various
positions at Fred Alger
& Company,
Incorporated, the most
recent being assistant
vice president and
associate general
counsel. Mr. Sanders is
a vice president and
assistant secretary of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM or one
of its affiliates serves as

21

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED
investment advisor, sub-
advisor or manager.

Andrew Shoup*; 52	Vice President and	Since 2006	Mr. Shoup is a
	Chief Operating Officer		managing director and
the Global Head of the
Fund Treasury
Administration
department of UBS
Global AM--Americas
region (since July
2006). Prior to joining
UBS Global AM—
Americas region, he
was Chief
Administrative Officer
for the Legg Mason
Partner Funds (formerly
Smith Barney, Salomon
Brothers, and CitiFunds
mutual funds) from
November 2003 to July
2006. Prior to that, he
held various positions
with Citigroup Asset
Management and
related companies with
their domestic and
offshore mutual funds
since 1993.
Additionally, he has
worked for another
mutual fund complex as
well as spending eleven
years in public
accounting. Mr. Shoup
is a vice president and
chief operating officer of
21 investment
companies (consisting
of 105 portfolios) for
which UBS Global AM
or one of its affiliates
serves as investment
advisor, sub-advisor or
manager.

22

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the head
of the Americas for UBS
Global Asset
Management (since
2004); a member of the
UBS Group Managing
Board (since w003) and
a member of the UBS
Global Asset
Management Executive
Committee (since
2001). Prior to his
current role, Mr. Sotorp
was Head of UBS
Global Asset
Management—Asia
Pacific (2002-2004),
covering Australia,
Japan, Hong Kong,
Singapore and Taiwan;
head of UBS Global
Asset Management
(Japan) Ltd. (2001-
2004); representative
director and president of
UBS Global Asset
Management (Japan)
Ltd. (2000-2004); and a
member of the board of
Mitsubishi Corp.—UBS
Realty Inc. (2000-2004).
Mr. Sotorp is President
of 21 investment
companies (consisting
of 105 portfolios) for
which UBS Global AM
or one of its affiliates
serves as investment
advisor, sub-advisor or
manager.

Keith Weller*; 47	Vice President and	Since 2004	Mr. Weller is an
	Assistant Secretary		executive director and
senior associate general
counsel of UBS Global

23

PRINCIPAL
OCCUPATION(S)
DURING PAST 5
YEARS; NUMBER OF
PORTFOLIOS IN FUND
COMPLEX FOR
WHICH PERSON
SERVES AS
	POSITION(S) HELD	LENGTH OF	OFFICER
NAME, ADDRESS, AND AGE	WITH THE FUND	TIME SERVED
AM—Americas region
(since 2005) and has
been an attorney with
affiliated entities since
1995. Mr. Weller is a
vice president and
assistant secretary of 21
investment companies
(consisting of 105
portfolios) for which
UBS Global AM or one
of its affiliates serves as
investment advisor, sub-
advisor or manager.

___________
*     This person’s business address is 51 West 52nd Street, New York, NY 10019-6114.

**    This person’s business address is One North Wacker Drive, Chicago, IL 60606.

BENEFICIAL OWNERSHIP OF SHARES

     As of October 6, 2008, the following person was known by the Registrant to be the beneficial owner of more than 5% of the Fund’s common stock:

NAME AND ADDRESS OF	AMOUNT AND NATURE OF	PERCENT
BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	OF FUND

Doliver Capital Advisors, Inc.*	1,352,800 shares of common	15.4%
6363 Woodway, Suite 963	stock of the Fund
Houston, TX 77057

___________

*	Based on amended Schedule 13G filed with the SEC by Doliver Capital Advisors, Inc. with respect to the Fund on February 14, 2008 (the “Filing”). The Filing reported that Doliver Capital Advisors, Inc. had shared dispositive power, but no voting power.

     Other than as set forth above, as of October 6, 2008, Management of UBS Global AM did not know of any other person who owned beneficially 5% or more of the common stock of the Fund.

24

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board member or officer.

SHAREHOLDER PROPOSALS

     The Fund anticipates mailing this proxy statement on or about October 13, 2008. In addition, the Fund anticipates that its next annual meeting of shareholders will be held on or around the same date next year. Any shareholder who wishes to submit proposals for inclusion in the Fund’s proxy statement and proxy card to be considered at the Fund’s 2009 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. In order for such proposals to be included in the Fund’s proxy statement and proxy card relating to the 2009 annual meeting of shareholders, shareholder proposals must be received by the Fund no later than June 16, 2009 and must satisfy other requirements of the federal securities laws. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the Fund’s 2009 annual shareholders’ meeting without including the proposal in the Fund’s proxy statement and proxy card must notify the Fund of such proposal by directing such notice to the Secretary of the Fund at the address set forth above by no later than August 28, 2009. If a shareholder fails to give notice to the Fund by this date, then the persons named as proxies in the proxies solicited by the Board for the 2009 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SOLICITATION OF PROXIES

     Your vote is being solicited by the directors of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

     In addition, the Fund has made arrangements with a professional proxy solicitation firm, Georgeson Inc., to assist with solicitation of proxies. The Fund anticipates that the cost of retaining Georgeson Inc. will be approximately $50,000, plus expenses. The Fund has agreed to indemnify Georgeson Inc. against certain liabilities, including liabilities arising under the federal securities laws. Georgeson Inc. has informed the Fund that it intends to employ approximately 40 persons to solicit proxies.

     The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral, or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

 It is currently estimated that the total amount estimated to be spent on the solicitation (in excess of those normally spent for an annual meeting where only the reelection of the existing board members is at issue, and excluding salaries and wages of Fund officers and employees of UBS Global AM) will be approximately $[   ] to $[   ]. To date, approximately $[   ] has been spent

25

on the solicitation. These amounts exclude costs normally expended for the election of directors in the absence of a contest. The directors and officers of the Fund, or regular employees and agents of UBS Global AM, may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

By order of the Board of Directors, MARK F. KEMPER SECRETARY

October 13, 2008

IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

FORT DEARBORN INCOME SECURITIES, INC.

26

Appendix A

NOMINATING, COMPENSATION AND GOVERNANCE COMMITTEE CHARTER

I. The Committee.

The Nominating, Compensation and Governance Committee (the “Committee”) is a committee of, and established by, the Board of Trustees/Directors (the “Board”) of each of the entities listed on Schedule A hereto (each a “Fund”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II. Board Nominations and Functions.

1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment advisors and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisors or service providers.

2. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3. The Committee may consider the factors listed in Schedule B to evaluate candidates for membership on the Board. The Committee also may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

4. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets that differ from those of the members currently on the Board.

6. The Committee shall periodically review Disinterested Board member compensation and shall recommend any appropriate changes to the Disinterested Board members as a group.

	7.	The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule B) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule B.

III.	Committee Nominations and Functions.

	1.	The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

	2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.	Other Powers and Responsibilities.

	1.	The Committee shall meet as often as it deems appropriate.

	2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

	3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

	4.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

	5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Schedule A

The UBS Funds
UBS Relationship Funds
SMA Relationship Trust
Fort Dearborn Income Securities, Inc.

Schedule B

NOMINATION AND APPOINTMENT POLICY

1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members; and

the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those Board members who are Independent Board Members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ or 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund’s disclosure documents. The Qualifying Fund

Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

FORT DEARBORN INCOME SECURITIES, INC.

ANNUAL MEETING OF SHAREHOLDERS – December 5, 2008

P R O X Y

The undersigned hereby appoints as proxies, Joseph J. Allessie and Tammie Lee, and each of them (with full power of substitution) to represent the undersigned and to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment or postponement thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. If no instructions are received, this proxy shall be deemed to grant authority to vote "FOR" proposal 1 and "AGAINST" proposal 2. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Directors of Fort Dearborn Income Securities, Inc.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE SEE REVERSE SIDE

Authorized Signatures — This card must be signed and dated for your vote to be counted. — Date and Sign Below

This proxy will not be voted unless it is dated and signed exactly as instructed below.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
------------------------------------------------------------------------------------------------------------------------------------------------

Date
_____________________________________

________________________________________
Signature

_______________________________________
Signature, if held jointly

_______________________________________
Title or Authority

If shares are held by an individual, sign your
name exactly as it appears on this card. If shares
are held jointly, either party may sign, but the
name of the party signing should conform exactly
to the name shown on this proxy card. If shares
are held by a corporation, partnership or other
entity, the name and capacity of the individual
signing the proxy card should be indicated unless
it is reflected in the form of registration.

Sign exactly as name appears hereon.